Summary Prospectus April 29, 2011

ING SmallCap Opportunities Portfolio

Class / Ticker	S/IVPOX

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. For free paper or electronic copies of the Prospectus and other Portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.INGFunds.com/vp/literature; email a request to Literature_request@INGFunds.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The Portfolio’s Prospectus and Statement of Additional Information, each dated April 29, 2011, and the audited financial statements on pages 11-27 of the Portfolio’s shareholder report dated December 31, 2010 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under an insurance company separate account serving as an investment option under variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses Expenses you pay each year as a % of the value of your investment

Class	S
Management Fee	0.75%
Distribution and/or Shareholder Services (12b-1) Fees	0.25%
Administrative Services Fee	0.10%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses[1]	1.16%
Waivers and Reimbursements[2]	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	1.16%
1	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
2	The adviser is contractually obligated to limit expenses to 1.17% through May 1, 2012; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S	$118	368	638	1,409

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 97% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the common stocks of smaller, lesser-known U.S. companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Portfolio normally invests in companies that the sub-adviser (“Sub-Adviser”) believes have above average prospects for growth. For this Portfolio, smaller companies are those with market capitalizations that fall within the range of companies in the

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Russell 2000® Growth Index at the time of purchase. The Russell 2000® Growth Index is an index that measures the performance of small growth companies. Capitalization of companies in the Russell 2000® Growth Index will change with market conditions. The market capitalization of companies in the Russell 2000® Growth Index as of December 31, 2010, ranged from $24.2 million to $5.2 billion.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies that the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, and whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33% of its assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

Investment Model  The Sub-Adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity  If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all.

Other Investment Companies  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Small-Capitalization Company  Investments in small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S shares’ and Class I shares’ performance from year to year, and the table compares the Portfolio’s Class S shares’ and Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class I shares’ performance has been adjusted to reflect the higher expenses of Class S shares. The Class S shares and Class I shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class I shares’ performance would be higher than Class S shares’ performance because of the higher expenses paid by Class S shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without

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taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class I shares’ performance (2001) and Class S shares’ performance (2002-2010).

Calendar Year Total Returns (as of December 31 of each year)

Best quarter: 2nd, 2009, 22.78% and Worst quarter: 3rd, 2001, (29.41)%

Average Annual Total Returns% (for the periods ended December 31, 2010)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class S	%	32.06	6.85	1.16	05/03/01
Russell 2000® Growth Index[1]	%	29.09	5.30	4.44[2]	—
Russell 2000® Index[1]	%	26.85	4.47	6.47[2]	—
Class I (adjusted)%		31.99	6.81	(0.89)	05/06/94
Russell 2000® Growth Index[1]	%	29.09	5.30	3.78	—
Russell 2000® Index[1]	%	26.85	4.47	6.33	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co.
Portfolio Managers
James Hasso	Steve Salopek
Portfolio Manager (since 10/08)	Portfolio Manager (since 07/05)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

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